SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 7, 2005
AZTAR CORPORATION (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	1-5440 (Commission File Number)	86-0636534 (I.R.S. Employer Identification Number)
2390 East Camelback Road, Suite 400, Phoenix, Arizona (Address of principal executive offices)		85016 (Zip Code)
Registrant's telephone number, including area code (602) 381-4100
Not Applicable (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] [ ] [ ] [ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 5.03.        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(b)

On December 7, 2005, the Board of Directors of Aztar Corporation (the "Company") adopted a resolution changing the Company's 52/53 week fiscal year (ending on the Thursday nearest December 31) to a calendar year. The change is effective for the annual reporting period ending December 31, 2005. The report on Form 10-K for the period ending December 31, 2005 will reflect the Company's results of operations for a 366-day period beginning December 31, 2004 and will cover the two-day transition period of December 30 and 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZTAR CORPORATION

By:     N.W. ARMSTRONG, JR.
Nelson W. Armstrong, Jr.
Vice President, Administration
and Secretary

Date:  December 8, 2005

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